EXHIBIT 10.17.4
CONFIDENTIAL TREATMENT REQUESTED
EXECUTION COPY
AMENDMENT NO. 2
TO
SYNACOR MASTER SERVICES AGREEMENT
THIS AMENDMENT NO. 2 TO SYNACOR MASTER SERVICES AGREEMENT (this “Amendment No. 2”) is dated as of the 26th day of October, 2005 (the “Amendment No. 2 Effective Date”) and is by and between Synacor, Inc. (“Synacor”) and ACC Operations, Inc. (“Client” and together with Synacor, the “Parties”) under which the parties hereto mutually agree to modify and amend as follows the Synacor Master Services Agreement dated July 13, 2004 between the Parties, and exhibits thereto, as previously amended (collectively, the “Agreement”). Any capitalized terms used and not otherwise defined herein, which are defined in the Agreement, shall have the meanings ascribed to them in the Agreement.
Whereas, Synacor desires to make certain additional Content available to Client; and
Whereas, Client desires to receive such additional Content.
NOW, Therefore, in consideration of the premises and of the mutual agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to enter into this Amendment No. 2 and to amend the Agreement as follows:
1.0	Portal Content: Section 2(b) of Schedule A to the Agreement shall be amended by adding the following language immediately following clause (ii) of such Section 2(b):
“(iii)	Game related content sourced through [*], including:
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     [*] throughout the Amendment No. 2 Term (as defined herein).
2.0	Term: This Amendment No. 2 shall commence on the Amendment No. 2 Effective Date and, unless terminated earlier as provided herein, continue in effect until the first, twelve (12)-month anniversary thereof (the “ Amendment No. 2 Initial Term”). Unless terminated earlier as permitted herein or in the Agreement, this Amendment No. 2 will be extended automatically for one (1) additional year at the end of the Amendment No. 2 Initial Term. Either Party may elect not to renew this Amendment No. 2 by giving written notice to the other Party at least thirty (30) days prior to the end of the then current term. Notwithstanding anything in this Amendment No. 2 or the Agreement to the contrary, Client shall have the right to terminate this Amendment No. 2 in the event that Client sells or otherwise transfers all or substantially all of its assets or stock (the “Transaction”) to one or more third parties (each, a “Buyer” and together, the “Buyers”) and no Buyer assumes this Amendment No. 2. Client may provide written notice of such termination (the “Termination Notice”) at any time during the period commencing as of sixty (60) days prior to the closing date for the Transaction and continuing until sixty (60) days following such closing date. Such termination shall be effective thirty (30) days after the date of the Termination Notice.

3.0	Scope of Amendment: This Amendment No. 2 supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among the Parties relating to the subject matter of this Amendment No. 2 and all past dealing or industry custom. This Amendment No. 2 shall be integrated in and form part of the Agreement upon execution. All terms and conditions of

*	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

the Agreement shall remain unchanged, except as modified in this Amendment; and the terms of the Agreement, as modified by this Amendment No. 2, are hereby ratified and confirmed. Where the terms of the Agreement conflict with those of this Amendment No. 2, however, the terms of this Amendment No. 2 shall control. This Amendment No. 2 may be executed in one or more counterparts, each of which (once executed) shall be deemed an original, but all of which together shall constitute one and the same agreement.

SYNACOR, INC.		CLIENT: ACC OPERATIONS, INC.

By:	/s/ George Chamoun	By:	/s/ Carl Leuschner

	Name: George Chamoun		Name: Carl Leuschner
	Title: SVP		Title: VP — HSI
Date:	10/25/05	Date:	10/25/05